Supplement Dated December 17, 2010

To

Prospectus and Statement of Additional Information Dated April 30, 2008

for

Protective RSG Advantage III

Issued By

Protective Life Insurance Company

through its

Protective Acquired Variable Annuity Separate Account

At a meeting of the Board of Trustees of the Trust (Board) of the Franklin Templeton Variable Insurance Products Trust held on October 19, 2010, the Board adopted a Plan of Liquidation and Dissolution of Franklin Zero Coupon Fund — 2010 (the “Fund”), in connection with the Fund’s stated maturity and liquidation date of the third Friday of December, 2010. The liquidation and dissolution occurred on December 17, 2010. The Fund is therefore no longer available as an investment option under the Contracts.

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If you have any questions regarding this Supplement, please call 1-800-457-9047 or write us at Annuity Insurance Services, P.O. Box 758557, Topeka, KS 66675-8557.